UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     May 19, 2005

Spherix Incorporated

(Exact name of registrant as specified in its charter)

Delaware	0-5576	52-0849320
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12051 Indian Creek Court, Beltsville, Maryland		20705
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 301-419-3900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 – Securities and Trading Markets.

Item 3.01.                                              Notice of Failure to Satisfy a Continued Listing Rule

On May 19, 2005, the Company received a letter from The NASDAQ Stock Market advising Spherix that it does not comply with the minimum $10,000,000 stockholders’ equity requirement for continued listing on the Nasdaq National Market as set forth in Marketplace Rule 4450(a)(3).  NASDAQ made this determination based on the Company’s reported stockholders’ equity of $9,309,953 in its Form 10-Q for the quarter ended March 31, 2005.  This constituted a shortfall of less than $700,000 of the requirement.  NASDAQ has requested a response from the Company, including its plan to achieve and sustain compliance with NASDAQ listing standards.  The Firm’s response is required by June 3, 2005.  The Company intends to present such a plan to the NASDAQ Staff by the due date.

If, after conclusion of the review,  NASDAQ determines that the Company has not provided a sufficient plan to achieve compliance in the short-term and to sustain compliance in the long-term,the Company intends to enter the appeal process provided under NASDAQ regulation.  Should the appeal prove unsuccessful, the Company will then apply to list the Company’s common stock on The NASDAQ SmallCap Market.

There can be no assurance that the NASDAQ Staff will accept the Company’s plan to achieve compliance with the Marketplace Rules, or that the Company will satisfy the requirements for continued listing on the NASDAQ National Market.

Cautionary Note Regarding Forward-looking Statements:

This Current Report on Form 8-K may include statements that are not historical facts and are considered “forward-looking” within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements reflect the Company’s current views about future events and financial performance and are subject to risks.  Forward-looking statements are identified by their use of terms and phrases such as “believe,” “expect,” “plan,” “anticipate,” “on target” and similar expressions identifying forward-looking statements.  Investors should not rely on forward-looking statements because they are subject to a variety of risks, uncertainties and other factors, many of which are outside of our control, that could cause actual results to differ materially from the Company’s expectations, and the Company expressly does not undertake any duty to update forward-looking statements.   These factors include, but are not limited to those factors under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spherix Incorporated
(Registrant)

By:

/s/ Richard C. Levin
Richard C. Levin
CEO and President

Date: May 23, 2005